Opportunities for Global Expansion
[Thomas Logo]

Thomas Industries Inc. &
The Genlyte Group Incorporated

                                                Thomas                 Genlyte
                                                ------                 -------

Number of shares outstanding                     17.6M                  13.5M
Price 11/7/03                                   $31.03                 $50.88
Market Cap                                       $534M                  $686M
Symbol                                            TII                   GLYT
Exchange                                         NYSE                  NASDAQ
Net sales through 9/30/03                      $277,141M              $764.795M
EPS                                              $1.64                  $2.53



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[Genlyte Thomas Logo]

                            Genlyte Thomas Group LLC
                                     ($000s)

                                                   9 mos.            9 mos.
(000s)                                          ended 9/30/03      ended 9/30/02
================================================================================

Net Sales                                          $764,795           $728,061

Operating Income                                     81,081             73,202
Net Income                                           74,542             66,163
                                                   ========           ========
TI 32% Share                                         23,853             21,172
Stock Option Expense                                  (208)              (150)
                                                   --------           --------
T.I. Equity Earnings                               $23,645*          $  21,022
                                                   ========           ========

*Includes $2.272 million for a litigation settlement



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[Genlyte Thomas Logo]

                             Key Balance Sheet Items
                                     ($000s)


                                                              9/30/03
                                                              -------

Cash                                                          $121,631

Working capital                                               $252,424

Total assets                                                  $731,261

Long term debt                                                $ 15,702

Equity                                                        $483,258



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[Rietschle Thomas Logo]

Sales by Region

                                [graphic omitted]

                     North America          Europe            Asia Pacific
                     -------------          ------            ------------

                          42%                 49%                  9%


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[Rietschle Thomas Logo]

Sales by Market

                                [graphic omitted]


Medical        C&I     Printing    Environ.     Service    Distr.   Packaging      Other    Foundry      Autom.     Lab     Liquid
-------        ---     --------    --------     -------    ------   ---------      -----    -------      ------     ---     ------

     21%        17%       12%          9%          9%        6%          5%          5%         5%          4%        4%       3%



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                                                                   Opportunities
                                                                             for
FINANCIALS                                                                Global
                                                                       Expansion








[Thomas Industries Inc. Logo]



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                                              Opportunities for Global Expansion

[Thomas Logo]

                                Income Statement
                                     ($000s)

                                          9 mos.           9 mos.
                                           Ended            ended            %
                                          9/30/03          9/30/02        change
                                          -------          -------        ------

Net Sales                                $277,141         $155,226         78.5%

Operating Inc. from
  Pumps & Compressors                    $ 27,906         $ 23,303         19.8%

Equity income from Ltg.                  $ 23,645*        $ 21,022         12.5%

Corporate expense                        $  5,512         $  4,506         22.3%

Net Income                               $ 28,821*        $ 24,042         19.9%

E.P.S. Diluted                           $   1.64*        $   1.50          9.3%

*Includes non-recurring pre-tax gain of $2,272,000 net of legal fees due to the settlement of GTG's patent infringement lawsuit. Net income impact of $1,400,000 or $.08 per share.



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                                              Opportunities for Global Expansion

[Thomas Logo]

Pumps and Compressors
Sales and Operating Income by Region
(000's)

                                                        Operating
                                        Sales            Income*      Op. Inc. %
                                        -----            ------       ----------

North America                           $115,704          $18,091          15.6%

Europe                                   136,997            8,678           6.3%

Asia                                      24,440            1,137           4.7%
                                        --------          -------          ----

Total                                   $277,141          $27,906          10.1%

* Excludes corporate expense of $5,512



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                                              Opportunities for Global Expansion

[Thomas Logo]

                                Thomas Industries
                             Key Balance Sheet Items
                                     (000s)

                                                 9/30/03           12/31/02
                                                 -------           --------

Cash                                             $  21,500        $  18,879

Working capital                                  $  88,619        $  82,030

Investment in GTG                                $ 210,342        $ 188,810

Goodwill                                         $  60,089        $  55,669

Total assets                                     $ 544,831        $ 491,016

Long term debt                                   $ 104,307        $ 104,047

Equity                                           $ 352,603        $ 314,367



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                                              Opportunities for Global Expansion

[Thomas Logo]

                          Long-Term Debt and Net Worth
                            1999-Sept. 2003 ($000s)

                                [graphic omitted]

                     1999         2000         2001        2002        9/30/2003
                     ----         ----         ----        ----        ---------

Net Worth           209,000      217,000      238,000     314,000       353,000
Long-term Debt       41,000       41,000       25,000     104,000       104,000



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                                              Opportunities for Global Expansion

[Thomas Logo]

Capitalization

                                                  9/30/03          12/31/02
                                                  -------          --------

Cash                                              $  21,500        $  18,879
Notes Payable                                         5,010            1,460
C P-Debt                                              9,771            9,362
LT-Debt                                             104,307          104,047
                                                    -------          -------
Net Debt                                          $  97,588        $  95,990

Shareholders Equity                                $352,603         $314,367

Debt/Capital                                          22.8%            24.9%

Credit Available                                  $  31,000        $  42,000



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                                              Opportunities for Global Expansion

[Thomas Logo]

Projected Capital Expenditures
and Depreciation Expense

                          Capital Expenditures          Depreciation Expense
                          2004         2003              2004         2003
                          ----         ----              ----         ----

North America           $  5,250      $  5,600          $ 6,240       $ 6,400

Europe                    10,100        13,250            8,000         7,500

Asia                         400           650              360           300
                             ---           ---              ---           ---

Total                    $15,750      $ 19,500          $14,600       $14,200



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                                              Opportunities for Global Expansion

[Thomas Logo]

EPS 1993-2003

                                [graphic omitted]


1993       1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
----       ----     ----     ----     ----     ----     ----     ----     ----     ----     ----

$.25       $.70     $.83     $1.09    $1.38    $1.50    $1.62    $1.86    $1.80    $2.00    $2.05(A)(B)

(A)      Excludes non-recurring gain
(B)      Baird estimate




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                                              Opportunities for Global Expansion

[Thomas Logo]

Stock Performance --
Comparative Five-Year Total Returns

                                [graphic omitted]

                        1998     1999      2000      2001      2002    9/30/2003
                        ----     ----      ----      ----      ----    ---------

TI Stock                 100    105.88    122.25    133.12    140.49    155.34
S&P 500                  100    121.04    110.03     96.95     75.53     86.65
S&P 600                  100    109.96    122.61    130.62    110.63    133.75
Val Line Machinery       100     136.2    140.16    173.06    173.22      228

Assumes $100 invested at the close of trading 12/31/98. Cumulative total return assumes reinvestment of dividends.



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                                              Opportunities for Global Expansion

[Thomas Logo]

                        Market Capitalization (millions)

                                [graphic omitted]

1992     1993     1994     1995    1996     1997     1998     1999     2000    2001     2002      9/30/2003
----     ----     ----     ----    ----     ----     ----     ----     ----    ----     ----      ---------

$91.3    131.9    145.0    237.8   219.7    313.2    308.9    322.1    349.9   380.8    446.3      491.3
